Exhibit 99.2
WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)

	Q1		Q2		Q3		Year-to-date		Q4	Year-to-date
CONSOLIDATED EARNINGS	April 1,	March 26,	July 1,	June 25,	Sept. 30,	Sept. 24,	Sept. 30,	Sept. 24,	Dec. 31,	Dec. 31,
(in millions)	2007	2006	2007	2006	2007	2006	2007	2006	2006	2006
Net sales and revenues:
Weyerhaeuser	$3,404	$3,761	$3,775	$4,121	$3,548	$3,805	$10,727	$11,687	$3,649	$15,336
Real Estate and Related Assets	487	690	559	746	598	749	1,644	2,185	1,150	3,335

Total net sales and revenues	3,891	4,451	4,334	4,867	4,146	4,554	12,371	13,872	4,799	18,671

Costs and expenses:
Weyerhaeuser:
Costs of products sold(1)	2,785	2,947	3,085	3,190	2,845	3,038	8,715	9,175	3,007	12,182
Depreciation, depletion and amortization	232	233	223	231	230	231	685	695	252	947
Selling expenses	109	100	109	117	102	111	320	328	123	451
General and administrative expenses	200	235	199	205	184	214	583	654	241	895
Research and development expenses (2)	16	16	18	15	18	23	52	54	15	69
Charges (reversals) for restructuring (3)	3	(1)	2	18	16	4	21	21	—	21
Charges for closure of facilities (4)	5	2	19	5	19	15	43	22	50	72
Impairment of goodwill (5)	22	—	—	—	1	—	23	—	—
Refund of countervailing and anti-dumping duties	—	—	—	—	—	—	—	—	(344)	(344)
Other operating costs (income), net (6) (7)	21	31	5	(26)	1	(36)	27	(31)	(105)	(136)

	3,393	3,563	3,660	3,755	3,416	3,600	10,469	10,918	3,239	14,157

Real Estate and Related Assets:
Costs and operating expenses (8)	379	482	415	553	451	539	1,245	1,574	764	2,338
Depreciation and amortization	6	3	5	4	6	10	17	17	8	25
Selling expenses	41	37	45	43	45	44	131	124	56	180
General and administrative expenses	28	30	27	35	26	30	81	95	29	124
Other operating costs (income), net	(4)	(3)	4	3	(4)	(2)	(4)	(2)	(1)	(3)
Impairment of long-lived assets	—	—	12	3	23	14	35	17	19	36

	450	549	508	641	547	635	1,505	1,825	875	2,700

Total costs and expenses	3,843	4,112	4,168	4,396	3,963	4,235	11,974	12,743	4,114	16,857

Operating income	48	339	166	471	183	319	397	1,129	685	1,814

Interest expense and other:
Weyerhaeuser:
Interest expense incurred (9)	(131)	(128)	(179)	(129)	(131)	(126)	(441)	(383)	(136)	(519)
Less: interest capitalized	30	16	29	20	29	21	88	57	27	84
Interest income and other	20	19	25	15	20	17	65	51	19	70
Equity in income (loss) of affiliates (10)	(1)	3	1	6	5	—	5	9	(2)	7
Real Estate and Related Assets:
Interest expense incurred	(12)	(14)	(16)	(14)	(16)	(12)	(44)	(40)	(15)	(55)
Less: interest capitalized	12	14	16	14	16	12	44	40	15	55
Interest income and other	3	10	1	3	1	7	5	20	10	30
Equity in income of unconsolidated entities	18	21	12	15	8	14	38	50	8	58

Earnings (loss) from continuing operations before income taxes	(13)	280	55	401	115	252	157	933	611	1,544
Income taxes (1) (11)	(3)	(100)	(18)	(92)	(41)	(86)	(62)	(278)	(202)	(480)

Earnings (loss) from continuing operations	(16)	180	37	309	74	166	95	655	409	1,064
Earnings (loss) from discontinued operations, net of taxes (12)	771	(756)	(5)	(11)	27	58	793	(709)	98	(611)

Net earnings (loss) (1)	$755	$(576)	$32	$298	$101	$224	$888	$(54)	$507	$453

Basic net earnings (loss) per share:
Continuing operations	$(0.07)	$0.73	$0.17	$1.24	$0.34	$0.67	$0.43	$2.65	$1.72	$4.35
Discontinued operations	3.31	(3.07)	(0.02)	(0.04)	0.13	0.24	3.57	(2.87)	0.40	(2.50)

Net earnings (loss) per share	$3.24	$(2.34)	$0.15	$1.20	$0.47	$0.91	$4.00	$(0.22)	$2.12	$1.85

Diluted net earnings (loss) per share:
Continuing operations	$(0.07)	$0.73	$0.17	$1.23	$0.34	$0.67	$0.43	$2.65	$1.72	$4.33
Discontinued operations	3.31	(3.06)	(0.02)	(0.04)	0.13	0.24	3.55	(2.87)	0.40	(2.49)

Net earnings (loss) per share	$3.24	$(2.33)	$0.15	$1.19	$0.47	$0.91	$3.98	$(0.22)	$2.12	$1.84

Dividends paid per share	$0.60	$0.50	$0.60	$0.50	$0.60	$0.60	$1.80	$1.60	$0.60	$2.20

Weighted average shares outstanding (in thousands):
Basic	233,242	245,794	217,688	248,147	215,154	247,428	222,028	247,123	238,824	244,931
Diluted	233,242	246,970	218,743	249,194	215,828	247,900	223,083	247,123	239,525	245,780
Common and exchangeable shares outstanding at end of period (in thousands)	217,726	247,555	217,759	248,269	211,106	242,929	211,106	242,929	238,008	238,008

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONSOLIDATED EARNINGS
     (in millions)

(1)	The following adjustments were made to 2006 quarterly results to apply a new accounting pronouncement to expense planned major maintenance costs as incurred:

				Year-to-date		Year-to-date
	Q1 2006	Q2 2006	Q3 2006	Q3 2006	Q4 2006	2006
Cellulose Fibers	$(5)	$(10)	$13	$(2)	$2	$—
Fine Paper	7	(10)	6	3	(3)	—
Containerboard, Packaging, and Recycling	4	(5)	1	—	—	—

	6	(25)	20	1	(1)
Income taxes	(2)	9	(7)	—	—	—

Net earnings (loss)	$4	$(16)	$13	$1	$(1)	$—

(2)	The third quarter of 2006 includes a $9 million charge related to the acquisition of OrganicID, a research and development company.

(3)	The second quarter of 2006 includes an $18 million charge related to the restructuring of the Containerboard, Packaging, and Recycling business model.

(4)	See detail of closure charges by segment on page 4.

(5)	The first quarter of 2007 includes a charge of $22 million for the impairment of goodwill associated with Canadian wood products distribution facilities.

(6)	Includes net foreign exchange gains (losses), primarily from fluctuations in Canadian and New Zealand exchange rates:

						Year-to-date			Year-to-date
Q1 2007	Q1 2006	Q2 2007	Q2 2006	Q3 2007	Q3 2006	Q3 2007	Q3 2006	Q4 2006	2006
$7	$(26)	$29	$21	$2	$17	$38	$12	$15	$27

(7)	The first and second quarters of 2007 include $34 million and $12 million, respectively, in asset impairments related to wood products facilities. The second quarter also includes a $29 million gain on the sale of a previously closed box plant site, a $40 million charge for legal settlements and a contract termination, and $6 million in additional charges related to the sale of Canadian Wood Products distribution facilities. The third quarter of 2007 includes gains of $9 million on the sale of previously closed facility sites, a $4 million charge for a legal settlement, and charges of $13 million to transition to a new IT service provider. The third quarter of 2006 includes $23 million of income related to a reduction of the reserve for hardboard siding claims and charges of $7 million for the impairment of fixed assets related to production curtailments. The fourth quarter of 2006 includes $95 million of income related to a reversal of the reserve for alder litigation claims.

(8)	The first quarter of 2006 includes income of $8 million related to a warranty insurance recovery.

(9)	The second quarter of 2007 includes a $42 million charge related to the early extinguishment of debt.

(10)	The third quarter of 2006 includes a $2 million charge related to the impairment of investments in equity affiliates.

(11)	The second quarter of 2006 includes a one-time tax benefit of $48 million related to a change in Texas state income tax law, a reduction in the Canadian federal income tax rate and a deferred tax adjustment related to the Medicare Part D subsidy.

(12)	Discontinued operations includes the net operating results of the operations of the fine paper business and related assets and the North American and European composite panels operations. The first quarter of 2007 includes a pretax gain of $682 million and related tax benefit of $74 million and the second quarter of 2007 includes pretax charges of $4 million related to the distribution of the fine paper business and related assets to Weyerhaeuser shareholders. The third quarter of 2007 includes pre-tax income of $43 million from the settlement of litigation associated with an Ontario fine paper mill. The first and second quarters of 2006 include charges of $746 million and $3 million, respectively, for the impairment of goodwill associated with the fine paper business. The third quarter of 2006 includes a pretax gain of $51 million and related tax expense of $18 million associated with the sale of the North American composite panels operations and an $8 million charge to write off additional goodwill associated with the coastal British Columbia operations. The fourth quarter of 2006 includes a pretax gain of $45 million and related tax expense of $4 million associated with the sale of the Irish composite panels operations.

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
Net sales and revenues (in millions): (1)(2)

	Q1		Q2		Q3	Q3	Year-to-date		Q4	Year-to-date
	April 1,	March 26,	July 1,	June 25,	Sept. 30,	Sept. 24,	Sept. 30,	Sept. 24,	Dec. 31,	Dec. 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2006	2006
Timberlands:
Logs	$170	$201	$172	$198	$168	$200	$510	$599	$182	$781
Other products	63	62	39	71	81	46	183	179	56	235

	233	263	211	269	249	246	693	778	238	1,016

Wood Products:
Softwood lumber	574	782	647	857	580	733	1,801	2,372	625	2,997
Plywood	100	135	106	147	89	134	295	416	113	529
Veneer	9	13	14	13	13	9	36	35	7	42
Composite panels	24	121	24	140	20	71	68	332	25	357
Oriented strand board	152	287	153	273	151	203	456	763	176	939
Hardwood lumber	90	99	99	105	89	96	278	300	98	398
Engineered I-Joists	117	169	147	202	124	162	388	533	137	670
Engineered solid section	155	204	185	231	155	190	495	625	169	794
Logs	6	7	4	5	3	5	13	17	6	23
Other products	243	256	283	327	225	302	751	885	268	1,153

	1,470	2,073	1,662	2,300	1,449	1,905	4,581	6,278	1,624	7,902

Cellulose Fibers:
Pulp	405	394	370	402	345	404	1,120	1,200	457	1,657
Liquid packaging board	56	46	72	62	61	59	189	167	62	229
Other products	21	13	28	16	30	19	79	48	22	70

	482	453	470	480	436	482	1,388	1,415	541	1,956

Fine Paper: (2)
Paper	432	613	—	601	—	604	432	1,818	652	2,470
Coated groundwood	26	40	—	44	—	42	26	126	45	171
Other products	1	1	—	1	—	2	1	4	—	4

	459	654	—	646	—	648	459	1,948	697	2,645

Containerboard, Packaging and Recycling:
Containerboard	119	82	109	84	99	92	327	258	119	377
Packaging	951	911	1,043	1,002	1,015	997	3,009	2,910	1,021	3,931
Recycling	94	80	103	85	106	89	303	254	91	345
Bags	23	20	23	20	23	23	69	63	25	88
Other products	39	34	49	46	50	44	138	124	47	171

	1,226	1,127	1,327	1,237	1,293	1,245	3,846	3,609	1,303	4,912

Real Estate and Related Assets	487	690	559	746	598	749	1,644	2,185	1,150	3,335

Corporate and Other	97	116	105	117	121	123	323	356	128	484

Less: sales of discontinued operations	(563)	(925)	—	(928)	—	(844)	(563)	(2,697)	(882)	(3,579)

	$3,891	$4,451	$4,334	$4,867	$4,146	$4,554	$12,371	$13,872	$4,799	$18,671

(1)	The fourth quarter of 2006 includes 14 weeks of operations compared to 13 weeks in all other quarters.

(2)	First quarter 2007 results include 9 weeks of operations for the fine paper business and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.
Contribution (charge) to pre-tax earnings:
                  (in millions)

	Q1		Q2		Q3		Year-to-date		Q4	Year-to-date
	April 1,	March 26,	July 1,	June 25,	Sept. 30,	Sept. 24,	Sept. 30,	Sept. 24,	Dec. 31,	Dec. 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2006	2006
Timberlands (1) (2)	$175	$198	$142	$224	$165	$178	$482	$600	$167	$767
Wood Products (1) (2) (5)	(167)	117	(123)	131	(131)	11	(421)	259	205	464
Cellulose Fibers (1) (2) (4)	22	(5)	48	23	79	66	149	84	58	142
Fine Paper (1) (2) (4) (6)	20	(756)	—	(20)	—	68	20	(708)	61	(647)
Containerboard, Packaging and Recycling (1) (2) (4) (7)	67	26	112	69	104	97	283	192	71	263
Real Estate and Related Assets (2) (8)	58	172	64	123	60	135	182	430	293	723
Corporate and Other (1) (2) (3) (9)	633	(102)	(44)	(40)	(16)	(78)	573	(220)	(3)	(223)

	$808	$(350)	$199	$510	$261	$477	$1,268	$637	$852	$1,489

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS
(in millions)

(1)	Closure charges by segment:

							Year-to-date			Year-to-date
	Q1 2007	Q1 2006	Q2 2007	Q2 2006	Q3 2007	Q3 2006	Q3 2007	Q3 2006	Q4 2006	2006
Timberlands	$—	$—	$—	$—	$—	$—	$—	$—	$1	$1
Wood Products	3	—	15	1	19	10	37	11	48	59
Cellulose Fibers	—	(1)	—	—	(1)	1	(1)	—	(3)	(3)
Fine Paper	2	—	—	11	—	3	2	14	1	15
Containerboard, Packaging and Recycling	2	2	3	5	—	3	5	10	4	14
Corporate and Other	—	—	1	—	1	26	2	26	—	26

	$7	$1	$19	$17	$19	$43	$45	$61	$51	$112

     The above closure charges include costs incurred within the company’s discontinued operations.

(2)	Share-based compensation charges (income) recognized by segment:

							Year-to-date			Year-to-date
	Q1 2007	Q1 2006	Q2 2007	Q2 2006	Q3 2007	Q3 2006	Q3 2007	Q3 2006	Q4 2006	2006
Timberlands	$1	$1	$—	$—	$1	$—	$2	$1	$—	$1
Wood Products	2	2	2	—	1	—	5	2	1	3
Cellulose Fibers	2	1	—	—	—	—	2	1	1	2
Fine Paper	—	—	—	—	—	1	—	1	—	1
Containerboard, Packaging and Recycling	1	2	2	(1)	1	1	4	2	—	2
Real Estate and Related Assets	2	—	1	2	—	—	3	2	—	2
Corporate and Other	14	15	5	(5)	—	1	19	11	7	18

	$22	$21	$10	$(4)	$3	$3	$35	$20	$9	$29

(3)	Net foreign exchange gains (losses) included in Corporate and Other:

						Year-to-date			Year-to-date
Q1 2007	Q1 2006	Q2 2007	Q2 2006	Q3 2007	Q3 2006	Q3 2007	Q3 2006	Q4 2006	2006
$7	$(26)	$34	$20	$2	$17	$43	$11	$14	$25

(4)	See detail of quarterly adjustments made to apply a new accounting pronouncement to expense planned major maintenance costs as incurred on page 2.

(5)	Additional Wood Products notes:
(a)	The first quarter of 2007 includes charges of $22 million for the impairment of goodwill associated with Canadian distribution facilities and $34 million in asset impairments related to wood products facilities.

(b)	The second quarter of 2007 includes a charge of $17 million for expected settlement of litigation.

(c)	The second quarter of 2007 includes charges of $12 million in asset impairments related to wood products facilities and $6 million in additional charges related to the sale of Canadian distribution facilities.

(d)	The third quarter of 2007 includes $7 million of income from the sale of a veneer facility and a previously closed distribution center site.

(e)	The third quarter of 2007 includes charges of $4 million for the settlement of litigation, $4 million for restructuring activities and $1 million in goodwill impairment.

(f)	The third quarter of 2006 includes $23 million of income related to a reduction of the reserves for hardboard siding claims.

(g)	The third quarter of 2006 includes a $51 million gain on the sale of the company’s North American composite panels operations.

(h)	The third quarter of 2006 includes charges of $7 million for the impairment of fixed assets related to production curtailments.

(i)	The fourth quarter of 2006 includes $344 million of income from the refund of countervailing and anti-dumping duties.

(j)	The fourth quarter of 2006 includes $95 million of income related to a reversal of the reserves for alder litigation claims.
(6)	Additional Fine Paper notes:
(a)	The first and second quarters of 2006 include charges of $746 million and $3 million, respectively, for the impairment of goodwill associated with the fine paper business.
(7)	Additional Containerboard, Packaging and Recycling notes:
(a)	The second quarter of 2007 includes a $29 million gain on the sale of a previously closed box plant site in California and $3 million in charges related to a fire at the Closter, NJ box plant.

(b)	The third quarter of 2007 includes $3 million of income related to the sale of a previously closed box plant site.

(c)	The second and third quarters of 2006 include charges of $18 million and $3 million, respectively, related to the restructuring of the Containerboard, Packaging and Recycling business model.
(8)	Additional Real Estate and Related Assets notes:
(a)	The first, second and third quarters of 2007 includes net gains (losses) on land and lot sales of $3 million, $3 million, and $30 million, respectively. The first, second, third and fourth quarters of 2006 include net gains (losses) on land and lot sales of $33 million, ($1) million, $0, and $110 million, respectively, or $142 million year-to-date.

(b)	The second quarter of 2007 includes a gain of $42 million on the sale of an apartment project. The fourth quarter of 2006 includes a $28 million gain on the sale of an apartment building.

(c)	The second and third quarters of 2007 include charges for the impairment of assets of $12 million and $23 million, respectively, or $35 million year-to-date. The second, third, and fourth quarters of 2006 include charges for the impairment of assets of $3 million, $14 million, and $19 million, respectively, or $36 million year-to-date.

(d)	The first quarter of 2006 includes income of $8 million related to a warranty insurance recovery and income of $9 million related to recognition of deferred income in connection with partnership restructurings.
(9)	Additional Corporate and Other notes:
(a)	The first quarter of 2007 includes a $682 million pretax gain and the second quarter includes charges of $4 million related to the distribution of the fine paper business and related assets to Weyerhaeuser shareholders.

(b)	The second quarter of 2007 includes a $23 million charge for legal settlements and a contract termination.

(c)	The third quarter of 2007 includes a $43 million gain on the settlement of litigation.

(d)	The third quarter of 2007 includes charges of $20 million for restructuring activities and the transition to a new IT service provider.

(e)	The third quarter of 2006 includes an $8 million charge to write off additional goodwill associated with the coastal British Columbia operations.

(f)	The third quarter of 2006 includes a $9 million charge related to the acquisition of OrganicID, a research and development company.

(g)	The fourth quarter of 2006 includes a $45 million pretax gain on the sale of the company’s Irish composite panels operations.

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
Third party sales volumes: (1) (2)

	Q1		Q2		Q3		Year-to-date		Q4	Year-to-date
	April 1,	March 26,	July 1,	June 25,	Sept. 30,	Sept. 24,	Sept. 30,	Sept. 24,	Dec. 31,	Dec. 31,
	2007	2006	2007	2006	2007	2006	2007	2006	2006	2006
Timberlands (thousands):
Logs — cunits	750	935	762	808	805	850	2,317	2,593	843	3,436

Wood Products (millions):
Softwood lumber — board feet	1,657	1,921	1,805	2,113	1,654	1,974	5,116	6,008	1,863	7,871
Plywood — square feet (3/8”)	310	389	305	458	240	437	855	1,284	379	1,663
Veneer — square feet (3/8”)	57	61	82	63	73	48	212	172	43	215
Composite panels — square feet (3/4”)	36	302	35	324	29	139	100	765	37	802
Oriented strand board — square feet (3/8”)	942	1,000	899	1,069	835	989	2,676	3,058	1,038	4,096
Hardwood lumber — board feet	89	103	99	110	93	100	281	313	99	412
Engineered I-Joists — lineal feet	82	114	108	137	92	110	282	361	95	456
Engineered solid section — cubic feet	7	9	10	11	8	9	25	29	7	36
Logs — cunits (in thousands)	46	55	33	46	34	26	113	127	42	169

Cellulose Fibers (thousands):
Pulp — air-dry metric tons	594	651	524	647	470	625	1,588	1,923	698	2,621
Liquid packaging board — tons	67	56	82	71	72	72	221	199	76	275

Fine Paper (thousands): (2)
Paper — tons	461	753	—	662	—	641	461	2,056	693	2,749
Coated groundwood — tons	38	52	—	59	—	59	38	170	64	234
Paper converting — tons	318	511	—	474	—	462	318	1,447	485	1,932

Containerboard, Packaging and Recycling (thousands):
Containerboard — tons	259	211	230	189	205	202	694	602	254	856
Packaging — MSF	17,754	18,342	18,965	19,168	18,751	18,425	55,470	55,935	18,932	74,867
Recycling — tons	654	733	656	719	632	678	1,942	2,130	745	2,875
Kraft bags and sacks — tons	25	20	23	20	25	22	73	62	27	89

Real Estate and Related Assets:
Single-family homes sold	1,684	1,472	1,139	1,325	734	906	3,557	3,703	838	4,541
Single-family homes closed	976	1,161	1,062	1,483	1,145	1,439	3,183	4,083	1,753	5,836
Single-family homes sold but not closed at end of period	2,207	3,105	2,284	2,947	1,873	2,414	1,873	2,414	1,499	1,499

(1)	The fourth quarter of 2006 inlcudes 14 weeks of operations compared to 13 weeks in all other quarters.

(2)	First quarter 2007 results include 9 weeks of operations for fine paper and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION

	Q1		Q2		Q3		Year-to-date		Q4	Year-to-date
	April 1,	March 26,	July 1,	June 25,	Sept. 30,	Sept. 24,	Sept. 30,	Sept. 24,	Dec. 31,	Dec. 31,
Total production volumes: (1) (2)	2007	2006	2007	2006	2007	2006	2007	2006	2006	2006
Timberlands (thousands):
Fee depletion — cunits	2,140	2,132	2,038	2,083	2,029	2,040	6,207	6,255	2,195	8,450

Wood Products (millions):
Softwood lumber — board feet	1,427	1,663	1,451	1,650	1,405	1,559	4,283	4,872	1,483	6,355
Plywood — square feet (3/8”)	114	241	115	245	110	237	339	723	177	900
Veneer — square feet (3/8”) (3)	298	455	338	455	297	494	933	1,404	335	1,739
Composite panels — square feet (3/4”)	—	278	—	288	—	100	—	666	—	666
Oriented strand board — square feet (3/8”)	968	1,073	847	1,062	834	1,009	2,649	3,144	1,022	4,166
Hardwood lumber — board feet	73	82	75	83	80	82	228	247	77	324
Engineered I-Joists — lineal feet	87	121	114	136	91	130	292	387	86	473
Engineered solid section — cubic feet	6	11	9	12	8	10	23	33	8	41

Cellulose Fibers (thousands):
Pulp — air-dry metric tons	539	676	419	588	445	660	1,403	1,924	664	2,588
Liquid packaging board —
tons	60	61	77	75	72	73	209	209	73	282

Fine Paper (thousands): (2)
Paper — tons (4)	444	724	—	672	—	675	444	2,071	725	2,796
Coated groundwood — tons	43	56	—	56	—	59	43	171	59	230
Paper converting — tons	318	498	—	461	—	485	318	1,444	487	1,931

Containerboard, Packaging and Recycling (thousands):
Containerboard — tons (5)	1,515	1,575	1,506	1,533	1,575	1,544	4,596	4,652	1,608	6,260
Packaging — MSF	19,007	19,550	19,721	20,290	19,547	19,341	58,275	59,181	20,670	79,851
Recycling — tons (6)	1,619	1,716	1,589	1,684	1,838	1,641	5,046	5,041	1,788	6,829
Kraft bags and sacks — tons	23	19	23	20	23	18	69	57	25	82

(1)	The fourth quarter of 2006 includes 14 weeks of operations compared to 13 weeks in all other quarters.

(2)	First quarter 2007 results include 9 weeks of operations for fine paper and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.

(3)	Veneer production represents lathe production and includes volumes that are further processed into plywood and engineered lumber products by company mills.

(4)	Paper production includes unprocessed rolls and converted paper volumes.

(5)	Containerboard production represents machine production and includes volumes that are further processed into packaging and kraft bags and sacks by company facilities.

(6)	Recycling production includes volumes processed in Weyerhaeuser recycling facilities that are consumed by company facilities and brokered volumes.

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

	April 1,	July 1,	Sept. 30,	Dec. 31,
Assets	2007	2007	2007	2006
Weyerhaeuser
Current assets:
Cash and cash equivalents	$1,172	$208	$72	$223
Receivables, less allowances	1,394	1,508	1,419	1,183
Inventories	1,437	1,308	1,323	1,355
Prepaid expenses	356	378	406	385
Assets held for sale	114	—	—	105
Current assets of discontinued operations	—	—	—	870

Total current assets	4,473	3,402	3,220	4,121
Property and equipment	6,850	6,775	6,894	7,061
Construction in progress	467	544	412	395
Timber and timberlands at cost, less fee stumpage charged to disposals	3,705	3,721	3,736	3,681
Investments in and advances to equity affiliates	498	510	497	499
Goodwill	2,158	2,181	2,200	2,185
Deferred pension and other assets	1,378	1,470	1,525	1,368
Restricted assets held by special purpose entitites	915	916	915	917
Noncurrent assets of discontinued operations	—	—	—	3,011

	20,444	19,519	19,399	23,238

Real Estate and Related Assets
Cash and cash equivalents	13	7	8	20
Receivables, less allowances	77	75	72	144
Real estate in process of development and for sale	1,540	1,561	1,587	1,449
Land being processed for development	1,427	1,476	1,528	1,365
Investments in unconsolidated entities, less reserves	81	83	77	72
Other assets	396	383	423	423
Consolidated assets not owned	264	287	277	151

	3,798	3,872	3,972	3,624

Total assets	$24,242	$23,391	$23,371	$26,862

Liabilities and Shareholders’ Interest

Weyerhaeuser
Current liabilities:
Notes payable and commercial paper	$163	$92	$92	$72
Current maturities of long-term debt	70	63	262	488
Accounts payable	920	1,010	894	948
Accrued liabilities	1,220	1,145	1,185	1,363
Current liabilities of discontinued operations	—	—	—	258

Total current liabilities	2,373	2,310	2,433	3,129
Long-term debt	6,849	5,980	6,428	7,069
Deferred income taxes	2,897	2,906	2,863	3,011
Deferred pension, other postretirement benefits			1,780
and other liabilities	1,691	1,775	764	1,759
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	763	765	—	765
Noncurrent liabilities of discontinued operations	—	—	—	717

	14,573	13,736	14,268	16,450

Real Estate and Related Assets
Notes payable and commercial paper	427	412	295	—
Long-term debt	605	605	605	606
Other liabilities	565	539	497	606
Consolidated liabilites not owned	232	246	237	115

	1,829	1,802	1,634	1,327

Total liabilities	16,402	15,538	15,902	17,777
Shareholders’ interest	7,840	7,853	7,469	9,085

Total liabilities and shareholders’ interest	$24,242	$23,391	$23,371	$26,862

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
STATEMENT OF CASH FLOWS
SELECTED INFORMATION (unaudited)
                   (in millions)

	Q1		Q2		Q3		Year-to-date		Q4	Year-to-date
(Weyerhaeuser only, excludes	April 1,	March 26,	July 1,	June 25,	Sept. 30,	Sept. 24,	Sept. 30,	Sept. 24,	Dec. 31,	Dec. 31,
Real Estate & Related Assets)	2007	2006	2007	2006	2007	2006	2007	2006	2006	2006
Net cash from ops	$(187)	$(210)	$271	$566	$157	$102	$241	$458	$1,089	$1,547
Cash paid for property and equipment	$(114)	$(182)	$(140)	$(184)	$(176)	$(173)	$(430)	$(539)	$(273)	$(812)
Cash paid for timberlands reforestation	$(12)	$(12)	$(12)	$(9)	$(8)	$(6)	$(32)	$(27)	$(10)	$(37)
Cash received from issuances of debt	$—	$—	$—	$—	$451	$3	$451	$3	$1	$4
Revolving credit facilities, notes and commercial paper borrowings, net	$10	$(68)	$22	$19	$148	$195	$180	$146	$(95)	$51
Payments on debt	$(638)	$(158)	$(918)	$(10)	$(54)	$(58)	$(1,610)	$(226)	$(5)	$(231)
Proceeds from the sale of operations	$1,350	$—	$128	$—	$7	$187	$1,485	$187	$86	$273
Repurchases of common stock	$—	$—	$(22)	$—	$(441)	$(332)	$(463)	$(332)	$(340)	$(672)